Exhibit 99.1

FINANCIAL NEWS

Cirrus Logic Reports Record Revenue of $619.0 Million for Fiscal Third Quarter

AUSTIN, Texas – Feb 6, 2024 – Cirrus Logic, Inc. (NASDAQ: CRUS) today posted on its website at investor.cirrus.com the quarterly Shareholder Letter that contains the complete financial results for the third quarter fiscal year 2024, which ended December 30, 2023, as well as the company’s current business outlook.
“Cirrus Logic delivered record revenue and earnings per share in the December quarter,” said John Forsyth, Cirrus Logic president and chief executive officer. “In addition to our outstanding financial results, we achieved key milestones in the production of our next-generation audio components while also making exciting advances in our process technology and foundry strategy. Furthermore, customer engagement with our laptop solutions was strong, and we made excellent progress on a number of R&D programs in our high-performance mixed-signal business. With a compelling roadmap of products and an amazing track record of execution, we believe we are well-positioned to grow long-term shareholder value.”

Reported Financial Results – Third Quarter FY24
•Revenue of $619.0 million;
•GAAP gross margin of 51.3 percent and non-GAAP gross margin of 51.4 percent;
•GAAP operating expenses of $149.9 million and non-GAAP operating expenses of $125.6 million;
•GAAP earnings per share of $2.50 and non-GAAP earnings per share of $2.89; and
•Cash and cash equivalents balance of $587.0 million.

A reconciliation of GAAP to non-GAAP financial information is included in the tables accompanying this press release.

Business Outlook – Fourth Quarter FY24
•Revenue is expected to range between $290 million and $350 million;
•GAAP gross margin is expected to be between 49 percent and 51 percent; and
•Combined GAAP R&D and SG&A expenses are anticipated to range between $138 million and $144 million, including approximately $22 million in stock-based compensation expense and $2 million in amortization of acquisition intangibles, resulting in a non-GAAP operating expense range between $114 million and $120 million.

Cirrus Logic will host a live Q&A session at 5 p.m. EST today to discuss its financial results and business outlook. Participants may listen to the conference call on the investor relations website at investor.cirrus.com. A replay of the webcast can be accessed on the Cirrus Logic website approximately two hours following its completion or by calling (647) 362-9199 or toll-free at (800) 770-2030 (Access Code: 95424).

About Cirrus Logic, Inc.
Cirrus Logic is a leader in low-power, high-precision mixed-signal processing solutions that create innovative user experiences for the world’s top mobile and consumer applications. With headquarters in Austin, Texas, Cirrus Logic is recognized globally for its award-winning corporate culture.

Cirrus Logic, Cirrus and the Cirrus Logic logo are registered trademarks of Cirrus Logic, Inc. All other company or product names noted herein may be trademarks of their respective holders.

Investor Contact:
Chelsea Heffernan
Vice President, Investor Relations
Cirrus Logic, Inc.
(512) 851-4125
Investor@cirrus.com

Use of non-GAAP Financial Information
To supplement Cirrus Logic's financial statements presented on a GAAP basis, the company has provided non-GAAP financial information, including non-GAAP net income, diluted earnings per share, operating income and profit, operating expenses, gross margin and profit, tax expense, tax expense impact on earnings per share, effective tax rate, free cash flow, and free cash flow margin. A reconciliation of the adjustments to GAAP results is included in the tables below. Non-GAAP financial information is not meant as a substitute for GAAP results but is included because management believes such information is useful to our investors for informational and comparative purposes. In addition, certain non-GAAP financial information is used internally by management to evaluate and manage the company. The non-GAAP financial information used by Cirrus Logic may differ from that used by other companies. These non-GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP.

Safe Harbor Statement
Except for historical information contained herein, the matters set forth in this news release contain forward-looking statements including our statements about our ability to grow long-term shareholder value; and our estimates for the fourth quarter fiscal year 2024 revenue, gross margin, combined research and development and selling, general and administrative expense levels, stock compensation expense, and amortization of acquisition intangibles. In some cases, forward-looking statements are identified by words such as “expect,” “anticipate,” “target,” “project,” “believe,” “goals,” “opportunity,” “estimates,” “intend,” and variations of these types of words and similar expressions. In addition, any statements that refer to our plans, expectations, strategies, or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements are based on our current expectations, estimates, and assumptions and are subject to certain risks and uncertainties that could cause actual results to differ materially, and readers should not place undue reliance on such statements. These risks and uncertainties include, but are not limited to, the following: the level and timing of orders and shipments during the fourth quarter of fiscal year 2024, customer cancellations of orders, or the failure to place orders consistent with forecasts; changes with respect to our current expectations of future smartphone unit volumes; any delays in the timing and/or success of customers’ new product ramps; and the risk factors listed in our Form 10-K for the year ended March 25, 2023 and in our other filings with the Securities and Exchange Commission, which are available at www.sec.gov. The foregoing information concerning our business outlook represents our outlook as of the date of this news release, and we expressly disclaim any obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise.

Summary Financial Data Follows:

CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
(in thousands, except per share data; unaudited)

	Three Months Ended			Nine Months Ended
	Dec. 30,	Sep. 23,	Dec. 24,	Dec. 30,	Dec. 24,
	2023	2023	2022	2023	2022
	Q3'24	Q2'24	Q3'23	Q3'24	Q3'23
Audio	$378,597	$282,855	$347,297	$857,258	$939,604
High-Performance Mixed-Signal	240,387	198,208	243,285	559,805	585,191
Net sales	618,984	481,063	590,582	1,417,063	1,524,795
Cost of sales	301,520	234,467	293,877	693,616	754,170
Gross profit	317,464	246,596	296,705	723,447	770,625
Gross margin	51.3%	51.3%	50.2%	51.1%	50.5%

Research and development	112,672	104,205	118,063	323,092	343,250
Selling, general and administrative	37,604	34,323	37,262	107,306	115,502
Restructuring costs	(360)	2,319	—	1,959	—
Total operating expenses	149,916	140,847	155,325	432,357	458,752

Income from operations	167,548	105,749	141,380	291,090	311,873

Interest income	4,889	3,729	2,777	13,218	4,367
Other expense	(337)	(70)	(3,716)	(30)	(2,915)
Income before income taxes	172,100	109,408	140,441	304,278	313,325
Provision for income taxes	33,377	34,001	36,964	74,548	82,953
Net income	$138,723	$75,407	$103,477	$229,730	$230,372

Basic earnings per share	$2.57	$1.38	$1.87	$4.22	$4.13
Diluted earnings per share:	$2.50	$1.34	$1.83	$4.09	$4.02

Weighted average number of shares:
Basic	54,016	54,503	55,239	54,449	55,748
Diluted	55,592	56,278	56,583	56,160	57,280

Prepared in accordance with Generally Accepted Accounting Principles

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in thousands, except per share data; unaudited)
(not prepared in accordance with GAAP)

Non-GAAP financial information is not meant as a substitute for GAAP results, but is included because management believes such information is useful to our investors for informational and comparative purposes. In addition, certain non-GAAP financial information is used internally by management to evaluate and manage the company. As a note, the non-GAAP financial information used by Cirrus Logic may differ from that used by other companies. These non-GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP.

	Three Months Ended			Nine Months Ended
	Dec. 30,	Sep. 23,	Dec. 24,	Dec. 30,	Dec. 24,
	2023	2023	2022	2023	2022
Net Income Reconciliation	Q3'24	Q2'24	Q3'23	Q3'24	Q3'23
GAAP Net Income	$138,723	$75,407	$103,477	$229,730	$230,372
Amortization of acquisition intangibles	1,972	2,170	8,807	6,312	24,429
Stock-based compensation expense	23,067	21,331	20,487	67,113	59,108
Restructuring costs	(360)	2,319	—	1,959	—
Acquisition-related costs	—	939	3,176	4,105	9,504
Investment write off	—	—	2,746	—	2,746
Adjustment to income taxes	(2,769)	(604)	(2,936)	(9,001)	(11,371)
Non-GAAP Net Income	$160,633	$101,562	$135,757	$300,218	$314,788

Earnings Per Share Reconciliation
GAAP Diluted earnings per share	$2.50	$1.34	$1.83	$4.09	$4.02
Effect of Amortization of acquisition intangibles	0.04	0.04	0.15	0.11	0.43
Effect of Stock-based compensation expense	0.41	0.38	0.36	1.20	1.03
Effect of Restructuring costs	(0.01)	0.04	—	0.04	—
Effect of Acquisition-related costs	—	0.01	0.06	0.07	0.17
Effect of Investment write off	—	—	0.05	—	0.05
Effect of Adjustment to income taxes	(0.05)	(0.01)	(0.05)	(0.16)	(0.20)
Non-GAAP Diluted earnings per share	$2.89	$1.80	$2.40	$5.35	$5.50

Operating Income Reconciliation
GAAP Operating Income	$167,548	$105,749	$141,380	$291,090	$311,873
GAAP Operating Profit	27.1%	22.0%	23.9%	20.5%	20.5%
Amortization of acquisition intangibles	1,972	2,170	8,807	6,312	24,429
Stock-based compensation expense - COGS	395	361	309	1,041	898
Stock-based compensation expense - R&D	16,771	15,472	14,710	48,195	41,530
Stock-based compensation expense - SG&A	5,901	5,498	5,468	17,877	16,680
Restructuring costs	(360)	2,319	—	1,959	—
Acquisition-related costs	—	939	3,176	4,105	9,504
Non-GAAP Operating Income	$192,227	$132,508	$173,850	$370,579	$404,914
Non-GAAP Operating Profit	31.1%	27.5%	29.4%	26.2%	26.6%

Operating Expense Reconciliation
GAAP Operating Expenses	$149,916	$140,847	$155,325	$432,357	$458,752
Amortization of acquisition intangibles	(1,972)	(2,170)	(8,807)	(6,312)	(24,429)
Stock-based compensation expense - R&D	(16,771)	(15,472)	(14,710)	(48,195)	(41,530)
Stock-based compensation expense - SG&A	(5,901)	(5,498)	(5,468)	(17,877)	(16,680)
Restructuring costs	360	(2,319)	—	(1,959)	—
Acquisition-related costs	—	(939)	(3,176)	(4,105)	(9,504)
Non-GAAP Operating Expenses	$125,632	$114,449	$123,164	$353,909	$366,609

Gross Margin/Profit Reconciliation
GAAP Gross Profit	$317,464	$246,596	$296,705	$723,447	$770,625
GAAP Gross Margin	51.3%	51.3%	50.2%	51.1%	50.5%
Stock-based compensation expense - COGS	395	361	309	1,041	898
Non-GAAP Gross Profit	$317,859	$246,957	$297,014	$724,488	$771,523
Non-GAAP Gross Margin	51.4%	51.3%	50.3%	51.1%	50.6%

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in thousands, except per share data; unaudited)
(not prepared in accordance with GAAP)

	Three Months Ended			Nine Months Ended
	Dec. 30,	Sep. 23,	Dec. 24,	Dec. 30,	Dec. 24,
	2023	2023	2022	2023	2022
Effective Tax Rate Reconciliation	Q3'24	Q2'24	Q3'23	Q3'24	Q3'23
GAAP Tax Expense	$33,377	$34,001	$36,964	$74,548	$82,953
GAAP Effective Tax Rate	19.4%	31.1%	26.3%	24.5%	26.5%
Adjustments to income taxes	2,769	604	2,936	9,001	11,371
Non-GAAP Tax Expense	$36,146	$34,605	$39,900	$83,549	$94,324
Non-GAAP Effective Tax Rate	18.4%	25.4%	22.7%	21.8%	23.1%

Tax Impact to EPS Reconciliation
GAAP Tax Expense	$0.60	$0.60	$0.65	$1.33	$1.45
Adjustments to income taxes	0.05	0.01	0.05	0.16	0.20
Non-GAAP Tax Expense	$0.65	$0.61	$0.70	$1.49	$1.65

CONSOLIDATED CONDENSED BALANCE SHEET
(in thousands; unaudited)

	Dec. 30,	Mar. 25,	Dec. 24,
	2023	2023	2022
ASSETS
Current assets
Cash and cash equivalents	$483,931	$445,784	$434,544
Marketable securities	32,842	34,978	28,373
Accounts receivable, net	217,269	150,473	270,493
Inventories	256,675	233,450	152,426
Prepaid wafers	84,854	60,638	—
Other current assets	109,814	92,533	127,649
Total current Assets	1,185,385	1,017,856	1,013,485

Long-term marketable securities	70,260	36,509	44,784
Right-of-use lease assets	140,993	128,145	150,938
Property and equipment, net	167,579	162,972	156,602
Intangibles, net	31,677	38,876	133,032
Goodwill	435,936	435,936	435,936
Deferred tax asset	34,116	35,580	8,630
Long-term prepaid wafers	73,492	134,363	154,575
Other assets	77,675	73,729	67,907
Total assets	$2,217,113	$2,063,966	$2,165,889

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$56,231	$81,462	$117,406
Accrued salaries and benefits	44,352	50,606	42,187
Lease liability	19,906	18,442	14,024
Acquisition-related liabilities	—	21,361	18,195
Other accrued liabilities	58,105	44,469	36,737
Total current liabilities	178,594	216,340	228,549

Non-current lease liability	138,415	122,631	143,252
Non-current income taxes	52,247	59,013	72,267
Other long-term liabilities	47,097	7,700	5,501
Total long-term liabilities	237,759	189,344	221,020

Stockholders' equity:
Capital stock	1,735,824	1,670,141	1,639,056
Accumulated earnings (deficit)	66,633	(9,320)	80,865
Accumulated other comprehensive loss	(1,697)	(2,539)	(3,601)
Total stockholders' equity	1,800,760	1,658,282	1,716,320
Total liabilities and stockholders' equity	$2,217,113	$2,063,966	$2,165,889

Prepared in accordance with Generally Accepted Accounting Principles

CONSOLIDATED CONDENSED STATEMENT OF CASH FLOWS
(in thousands; unaudited)

	Three Months Ended

	Dec. 30,	Dec. 24,
	2023	2022
	Q3'24	Q3'23
Cash flows from operating activities:
Net income	$138,723	$103,477
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	12,732	18,624
Stock-based compensation expense	23,067	20,487
Deferred income taxes	9,723	10,886
Loss on retirement or write-off of long-lived assets	10	3
Other non-cash charges	668	2,832
Restructuring costs	(360)	—
Net change in operating assets and liabilities:
Accounts receivable, net	54,048	34,053
Inventories	72,257	12,145
Prepaid wafers	15,596	—
Other assets	17,973	6,458
Accounts payable and other accrued liabilities	(32,123)	(20,521)
Income taxes payable	1,378	(10,656)
Acquisition-related liabilities	—	3,160
Net cash provided by operating activities	313,692	180,948
Cash flows from investing activities:
Maturities and sales of available-for-sale marketable securities	5,176	3,691
Purchases of available-for-sale marketable securities	(32,334)	(3,433)
Purchases of property, equipment and software	(9,813)	(6,777)
Investments in technology	—	(831)
Net cash used in investing activities	(36,971)	(7,350)
Cash flows from financing activities:
Payment of acquisition-related holdback	—	(30,949)
Issuance of common stock, net of shares withheld for taxes	50	393
Repurchase of stock to satisfy employee tax withholding obligations	(13,722)	(13,541)
Repurchase and retirement of common stock	(56,923)	(50,000)
Net cash used in financing activities	(70,595)	(94,097)
Net increase in cash and cash equivalents	206,126	79,501
Cash and cash equivalents at beginning of period	277,805	355,043
Cash and cash equivalents at end of period	$483,931	$434,544

Prepared in accordance with Generally Accepted Accounting Principles

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in thousands; unaudited)

Free cash flow, a non-GAAP financial measure, is GAAP cash flow from operations (or cash provided by operating activities) less capital expenditures. Capital expenditures include purchases of property, equipment and software as well as investments in technology, as presented within our GAAP Consolidated Condensed Statement of Cash Flows. Free cash flow margin represents free cash flow divided by revenue.

	Twelve Months Ended	Three Months Ended

	Dec. 30,	Dec. 30,	Sep. 23,	Jun. 24,	Mar. 25,
	2023	2023	2023	2023	2023
	Q3'24	Q3'24	Q2'24	Q1'24	Q4'23

Net cash provided by (used in) operating activities (GAAP)	$299,414	$313,692	$(22,731)	$(39,813)	$48,266
Capital expenditures	(42,285)	(9,813)	(8,527)	(12,310)	(11,635)
Free Cash Flow (Non-GAAP)	$257,129	$303,879	$(31,258)	$(52,123)	$36,631

Cash Flow from Operations as a Percentage of Revenue (GAAP)	17%	51%	(5)%	(13)%	13%
Capital Expenditures as a Percentage of Revenue (GAAP)	2%	2%	2%	4%	3%
Free Cash Flow Margin (Non-GAAP)	14%	49%	(6)%	(16)%	10%

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in millions; unaudited)
(not prepared in accordance with GAAP)

Q4 FY24
Guidance
Operating Expense Reconciliation
GAAP Operating Expenses	$138 - 144
Stock-based compensation expense	(22)
Amortization of acquisition intangibles	(2)
Non-GAAP Operating Expenses	$114 - 120